Summary Prospectus May 1, 2010

MML Series Investment Fund

MML Small Cap Index Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

This Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”)*.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	.35%	.35%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.19%	.19%
Total Annual Fund Operating Expenses	.54%	.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$55	$173	$302	$677
Service Class	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the securities of companies that make up the S&P SmallCap 600 Index (“Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in S&P SmallCap 600 Index futures contracts. The Index is a widely recognized, capitalization-weighted, unmanaged index of common stocks chosen by Standard & Poor’s for industry group representation, market size, liquidity, adequate float size, and other trading requirements. As of February 28, 2010, the market capitalization range of companies included in the S&P SmallCap 600 Index was $34 million to $2.67 billion.

* “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. For more information, please see additional disclosure in the Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus.

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The Fund typically attempts to hold each of the stocks included in the Index in approximately the same weightings as in the Index. The Fund’s subadviser, Northern Trust Investments, N.A. (“NTI”), uses a process known as “optimization,” a statistical sampling technique, to invest in a statistically selected sample of the securities found in the Index instead of buying every stock in the Index. In doing so, NTI attempts to maximize the Fund’s liquidity and returns while minimizing its costs. The Fund may also invest in derivatives (including exchange-traded and over-the-counter derivatives), including index futures and options, in order to help the Fund’s returns approach the returns of a fully invested portfolio while enabling the Fund to keep cash on hand for liquidity purposes. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. In addition, NTI’s use of optimization techniques may result in variance between the Fund’s performance and the Index’s returns. NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.98 correlation coefficient. The Fund may lend portfolio securities to broker-dealers and other financial intermediaries.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or the Fund’s counterparty to an over-the-counter transaction will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC investments may be more volatile than exchange-listed investments, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these investments at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

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Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Initial Class Shares

Highest Quarter:	2Q ’09,	21.00%	Lowest Quarter:	4Q ’08,	-	25.23%

Average Annual Total Returns

(for periods ended December 31, 2009)

		One Year	Since Inception (05/01/06)
Initial Class	MML Small Cap Index Fund	24.80%	-3.91%
Service Class(1)	MML Small Cap Index Fund	24.51%	-4.16%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)		25.57%	-3.41%
(1)	Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Northern Trust Investments, N.A.

Portfolio Manager: Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since May 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. The methods that can be used to redeem Fund shares are subject to the variable contract issuing company.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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